EXHIBIT 32.1

                                ELECTROGLAS, INC.
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Electroglas, Inc. (the "Company") on Form 10-Q for the period ended March 3, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Thomas M. Rohrs, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed' with the Securities and Exchange Commission.


Date: April 6, 2007                       /s/ Thomas M. Rohrs
                                          --------------------------------------
                                          Thomas M. Rohrs
                                          Chairman and Chief Executive Officer



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